                                                                EXHIBIT 10.29(d)

                                                                  EXECUTION COPY



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 20, 1995 (this "Amendment"), is among CMS NOMECO OIL & GAS CO., a Michigan corporation (the "Company"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, as agent for the Banks (in such capacity, the "Agent").


                                    RECITALS

        A. The Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement, dated as of November 1, 1993, as amended by a First Amendment to Credit Agreement dated December 23, 1994, a Second Amendment to Credit Agreement and Assumption Agreement dated as of March 1, 1995 and a Third Amendment to Credit Agreement dated as of August 31, 1995 (the "Credit Agreement").

        B. The Company has requested that the Agent and the Banks amend the Credit Agreement to increase the revolving credit facility from $130,000,000 to $140,000,000, all on the terms set forth herein.


                                     TERMS

        In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:


ARTICLE I. AMENDMENTS. Upon the satisfaction of the condition precedent described in Article III hereof, the Credit Agreement shall be amended as follows:

             1.1 Reference in recital paragraph B on the first page of the Credit Agreement to "$80,000,000, with the possibility of increasing to $110,000,000 if an additional bank is added to this Agreement," is hereby deleted and "$140,000,000" is substituted in place thereof.

             1.2 The Commitment and Pro Rata Share of each Bank under the Credit Agreement shall be as described next to its signature below, which shall be deemed to amend and modify the Pro Rata Share and Commitment of each Bank as currently described in the Credit Agreement.

             1.3 Simultaneously herewith, the Company shall deliver a Revolving Credit Note duly executed to each Bank in the amount of its Commitment as revised hereby (the "New Notes"). Each such New Note shall be deemed issued in exchange and replacement for the existing Revolving Credit
Note issued to each Bank.

             1.4 Reference in Section 10.6(i) to "$130,000,000" shall be deleted and "$140,000,000" shall be substituted in place thereof.

ARTICLE II. REPRESENTATIONS. The Company represents and warrants to the Agent and the Banks that:

             2.1 The execution, delivery and performance of this Amendment and the New Notes are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

             2.2 This Amendment and the New Notes are the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms.

             2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 6 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

             2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.


ARTICLE III.  CONDITIONS PRECEDENT.

              3.1 This Amendment shall not become effective until (a) the Company delivers to the Agent and the Banks copies of resolutions adopted by the Board of Directors of the Company evidencing the due authorization of this Amendment and the New Notes by the Company, (b) the Company shall have executed the New Notes, (c) each Guarantor shall execute the consent at the end of this Amendment, (d) general counsel to the Company shall deliver an opinion with respect to the matters set forth in Section 2.1 and 2.2 hereof and (e) the Company, the Agent and each of the Banks shall execute this Amendment.


ARTICLE IV.  MISCELLANEOUS.

             4.1 References in the Credit Agreement, each Guaranty or in any Note, certificate, instrument or other document to (a) the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time and (b) the Revolving Credit Notes shall be deemed references to the New Notes, as amended or modified from time to time and together with any promissory note or notes issued in exchange or replacement therefor.

             4.2 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

             4.3 Except as expressly amended hereby, the Company agrees that (a) the Credit Agreement and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect and (b) it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

             4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective.

             4.5 The parties hereto acknowledge and agree that the Borrowing Base as of the date hereof, as most recently reevaluated, is $145,300,000.

             IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written, which shall be the effective date of this Amendment.

                                        CMS NOMECO OIL & GAS CO.


                                        By:  /s/ Paul E. Geiger
                                        Its: Vice President, Secretary
                                             & Treasurer


                                        NBD BANK, as a Bank and as Agent


Commitment:  $48,462,000                By:  /s/ Patrick P. Skiles
                                        Its: First Vice President
Pro Rata Share:  34.6157143%


                                        BANK OF MONTREAL


Commitment:  $43,077,000                By:  /s/ Howard H. Turner
                                        Its: Director
Pro Rata Share:  30.7692857%


                                        BANQUE PARIBAS



Commitment:  $26,923,000                By:  /s/ Charles Thompson
                                             /s/ Gerald Jeram
                                        Its: GVP/VP
Pro Rata Share:  19.2307143%



                                        ABN-AMRO BANK N.V., CHICAGO BRANCH


Commitment:  $21,538,000                By:  /s/ Frederick P. Engler
                                        Its: Vice President
Pro Rata Share:  15.3842857%
                                        And: /s/ Thomas M. Toerpe
                                        Its: Vice President

                                    CONSENT


             Each of the undersigned Guarantors consents to the above Fourth Amendment and agrees to all the terms and provisions thereof, and acknowledges and agrees that its Guaranty shall continue in full force and effect and that it has no set off, counterclaim, defense or other dispute thereunder.



                                        CMS NOMECO COLOMBIA OIL COMPANY


                                        By:  /s/ Paul E. Geiger
                                        Its: Vice President, Secretary
                                             & Treasurer


                                        EXPLOTACIONES CMS NOMECO, INC.


                                        By:  /s/ Paul E. Geiger
                                        Its: Vice President, Secretary
                                             & Treasurer


                                        CMS NOMECO INTERNATIONAL, INC.


                                        By:  /s/ Paul E. Geiger
                                        Its: Vice President, Secretary
                                             & Treasurer


                                        TERRA ENERGY, LTD.


                                        By:  /s/ Paul E. Geiger
                                        Its: Vice President, Secretary
                                             & Treasurer